                                                                      Exhibit 25

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Richard Barth
                                                -------------------------------
                                                Richard Barth

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ William R. Chaney
                                                -------------------------------
                                                William R. Chaney

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Samuel F. Chevalier
                                                -------------------------------
                                                Samuel F. Chevalier

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Anthony P. Gammie
                                                -------------------------------
                                                Anthony P. Gammie

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Alan R. Griffith
                                                -------------------------------
                                                Alan R. Griffith

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Edward L. Hennessy, Jr.
                                                -------------------------------
                                                Edward L. Hennessy, Jr.

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Donald L. Miller
                                                -------------------------------
                                                Donald L. Miller

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ H. Barclay Morley
                                                -------------------------------
                                                H. Barclay Morley

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Martha T. Muse
                                                -------------------------------
                                                Martha T. Muse

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Catherine A. Rein
                                                -------------------------------
                                                Catherine A. Rein

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Thomas A. Renyi
                                                -------------------------------
                                                Thomas A. Renyi

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ Harold E. Sells
                                                -------------------------------
                                                Harold E. Sells

                       THE BANK OF NEW YORK COMPANY, INC.
                  POWER OF ATTORNEY FOR REGISTRATION STATEMENT
                  ON FORM S-4 UNDER THE SECURITIES ACT OF 1933

  The undersigned Director or Officer of The Bank of New York Company, Inc. (the "Company") hereby appoints J. Carter Bacot, Thomas A. Renyi, Alan R. Griffith, Deno D. Papageorge, Phebe C. Miller and Jacqueline R. McSwiggan, and each of them severally as the attorney-in-fact of the undersigned to sign the Company's Registration Statement on Form S-4, or such other appropriate form, on his or her behalf, in any and all capacities stated therein, and to file such Registration Statement with the Securities and Exchange Commission under the Securities Act of 1933 and to sign and file with the Securities and Exchange Commission any and all amendments (including post effective amendments) and supplements thereto with respect to shares of the Company's Common Stock, $7.50 par value (including the preferred stock purchase rights) to be issued in connection with the acquisition of The Putnam Trust Company of Greenwich by the Company.

Dated: April 11, 1995
       New York, New York

                                                /s/ W.S. White, Jr.
                                                -------------------------------
                                                W.S. White, Jr.